EXHIBIT 10.2

                         CONSENT OF INDEPENDENT AUDITORS




Circle Group Internet Inc.
Mundelein, Illinois


We consent to incorporation by reference in the Registration Statement on Form 10-SB of Circle Group Internet Inc. of our report dated May 22, 2001, relating to the consolidated financial statements of Circle Group Internet Inc. as of December 31, 2000 and for the year then ended.





/s/ McGladrey & Pullen, LLP


Chicago, Illinois
August 20, 2001